Exhibit 99.2

Fourth Quarter and Year End 2019 Supplemental Data December 31, 2019 Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort

First Quarter 2020 Supplemental Data

March 31, 2020

PARK
HOTELS & RESORTS

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Parc 55 San Francisco, a Hilton Hotel

Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is the second largest publicly-traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 60 premium-branded hotels and resorts with over 33,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends, and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events. Currently, one of the most significant factors is the potential adverse effect of COVID-19, on the Company’s financial condition, results of operations, cash flows and performance, its hotel management companies and the hotel tenants, and the global economy and financial markets. The extent to which COVID-19 impacts the Company, its hotel managers, tenants and guests at the Company’s hotels will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2019, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

2 |

Table of Contents

1. Financial Statements	4
2. Supplementary Financial Information	7
3. Portfolio and Operating Metrics	17
4. Properties Acquired & Sold	24
5. Liquidity and Capital Structure	27
6. Definitions	31

Waldorf Astoria Orlando Hilton midtown

Waldorf Astoria Orlando Le Meridien San Francisco New York Hilton Midtown

3 |

Financial Statements

Financial statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina

4 |

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)

	March 31, 2020	December 31, 2019
	(unaudited)
ASSETS
Property and equipment, net	$9,383	$9,594
Assets held for sale, net	—	71
Investments in affiliates	30	35
Goodwill	—	607
Intangibles, net	46	46
Cash and cash equivalents	1,304	346
Restricted cash	38	40
Accounts receivable, net of allowance for doubtful accounts of $2 and $2	113	180
Prepaid expenses	73	83
Other assets	46	40
Operating lease right-of-use assets	244	248
TOTAL ASSETS (variable interest entities - $237 and $242)	$11,277	$11,290
LIABILITIES AND EQUITY
Liabilities
Debt	$4,870	$3,871
Accounts payable and accrued expenses	188	217
Due to hotel managers	103	159
Deferred income tax liabilities	35	50
Other liabilities	241	282
Operating lease liabilities	257	260
Total liabilities (variable interest entities - $218 and $219)	5,694	4,839

Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 235,721,204 shares issued and 235,427,598 shares outstanding as of March 31, 2020 and 239,589,639 shares issued and 239,386,877 shares outstanding as of December 31, 2019	2	2
Additional paid-in capital	4,504	4,575
Retained earnings	1,129	1,922
Accumulated other comprehensive loss	(5)	(3)
Total stockholders' equity	5,630	6,496
Noncontrolling interests	(47)	(45)
Total equity	5,583	6,451
TOTAL LIABILITIES AND EQUITY	$11,277	$11,290

5 |

Financial Statements (continued)

Condensed Consolidated Statements of Operations

y financial information juniper hotel, curio collection hotel adagio, autograph collection the reach, Astoria resort

(unaudited, in millions, except per share data)

	Three Months Ended March 31,
	2020	2019
Revenues
Rooms	$362	$403
Food and beverage	161	183
Ancillary hotel	57	55
Other	19	18
Total revenues	599	659

Operating expenses
Rooms	112	107
Food and beverage	123	124
Other departmental and support	172	149
Other property-level	60	49
Management fees	25	33
Impairment loss and casualty gain, net	694	—
Depreciation and amortization	75	62
Corporate general and administrative	16	17
Other	21	20
Total expenses	1,298	561

Gain on sales of assets, net	62	31

Operating (loss) income	(637)	129

Interest income	1	1
Interest expense	(40)	(32)
Equity in (losses) earnings from investments in affiliates	(1)	5
Loss on foreign currency transactions	(2)	—
Other gain, net	—	1

(Loss) income before income taxes	(679)	104
Income tax expense	(10)	(7)
Net (loss) income (1)	(689)	97
Net loss (income) attributable to noncontrolling interests	1	(1)
Net (loss) income attributable to stockholders (1)	$(688)	$96

(Loss) Earnings per share:
(Loss) earnings per share - Basic	$(2.89)	$0.48
(Loss) earnings per share - Diluted	$(2.89)	$0.48

Weighted average shares outstanding - Basic	238	201
Weighted average shares outstanding - Diluted	238	202

_________________________________

(1)	The three months ended March 31, 2020 includes $607 million and $88 million of impairment losses related to goodwill and long-lived assets, respectively.

6 |

Supplementary Financial Information

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended March 31,
	2020	2019
Net (loss) income	$(689)	$97
Depreciation and amortization expense	75	62
Interest income	(1)	(1)
Interest expense	40	32
Income tax expense	10	7
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	5
EBITDA	(560)	202
Gain on sales of assets, net	(62)	(31)
Loss on foreign currency transactions	2	—
Severance expense	2	1
Share-based compensation expense	2	4
Impairment loss and casualty gain, net	694	—
Other items	4	—
Adjusted EBITDA	$82	$176

8 |

Supplementary Financial Information (continued)

Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin(1)

(unaudited, dollars in millions)	Three Months Ended
	March 31,
	2020	2019
Adjusted EBITDA	$82	176
Less: Adjusted EBITDA from investments in affiliates	(4)	(10)
Add: All other(2)	13	15
Hotel Adjusted EBITDA	91	181
Add: Adjusted EBITDA from hotels acquired(1)	—	37
Less: Adjusted EBITDA from hotels disposed of	(1)	(12)
Pro-forma Hotel Adjusted EBITDA(1)	$90	$206

	Three Months Ended
	March 31,
	2020	2019
Total Revenues	$599	$659
Less: Other revenue	(19)	(18)
Add: Revenues from hotels acquired(1)	—	129
Less: Revenues from hotels disposed of	(6)	(47)
Pro-forma Hotel Revenues(1)	$574	$723

	Three Months Ended
	March 31,
	2020	2019	Change(3)
Pro-forma Hotel Revenues(1)	$574	$723	(20.5)%
Pro-forma Hotel Adjusted EBITDA(1)	$90	$206	(56.4)%
Pro-forma Hotel Adjusted EBITDA margin(1)(3)	15.6%	28.4%	NM(4)
_____________________________________________________________
(1) Assumes hotels were acquired on January 1, 2019.

(2)    Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

(3) Percentages are calculated based on unrounded numbers.
(4) Percentage change is not meaningful.

9 |

Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended March 31,
	2020	2019
Net (loss) income attributable to stockholders	$(688)	$96
Depreciation and amortization expense	75	62
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)
Gain on sales of assets, net	(62)	(31)
Impairment loss	695	—
Equity investment adjustments:
Equity in losses (earnings) from investments in affiliates	1	(5)
Pro rata FFO of investments in affiliates	1	9
Nareit FFO attributable to stockholders	21	130
Loss on foreign currency transactions	2	—
Severance expense	2	1
Share-based compensation expense	2	4
Other items(1)	30	1
Adjusted FFO attributable to stockholders	$57	$136

Nareit FFO per share - Diluted(2)	$0.09	$0.65
Adjusted FFO per share - Diluted(2)	$0.24	$0.67
Weighted average shares outstanding - Diluted	238	202

_________________________________

(1)	The three months ended March 31, 2020, includes $26 million of tax expense recognized from hotels sold during the period.
(2)	Per share amounts are calculated based on unrounded numbers.

10 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Metrics

The financial information below is for the 53 consolidated hotels owned as of March 31, 2020(1).

	Three Months Ended				TTM	Full Year
(unaudited)	June 30,	September 30,	December 31,	March 31,	March 31,	December 31,
	2019	2019	2019	2020	2020	2019
Pro-forma RevPAR	$192.94	$187.93	$177.84	$136.27	$173.94	$183.69
Pro-forma Occupancy	85.9%	84.6%	80.8%	61.7%	78.3%	82.3%
Pro-forma ADR	$224.59	$222.04	$220.20	$220.90	$222.04	$223.28

Pro-forma Hotel Revenues (in millions)	$791	$750	$766	$574	$2,881	$3,030
Pro-forma Hotel Adjusted EBITDA (in millions)	$248	$217	$223	$90	$778	$894
Pro-forma Hotel Adjusted EBITDA margin(2)	31.4%	28.9%	29.2%	15.6%	27.0%	29.5%

	Three Months Ended				TTM	Full Year
(unaudited)	June 30,	September 30,	December 31,	March 31,	March 31,	December 31,
	2018	2018	2018	2019	2019	2018
Pro-forma RevPAR	$190.86	$183.27	$173.18	$175.97	$181.18	$179.14
Pro-forma Occupancy	84.5%	83.1%	78.2%	77.7%	80.9%	81.0%
Pro-forma ADR	$225.89	$220.66	$221.59	$226.46	$224.07	$221.46

Pro-forma Hotel Revenues (in millions)	$787	$714	$732	$723	$2,956	$2,922
Pro-forma Hotel Adjusted EBITDA (in millions)	$263	$207	$212	$206	$888	$870
Pro-forma Hotel Adjusted EBITDA margin(2)	33.4%	29.0%	29.0%	28.4%	30.0%	29.8%

_________________________________

(1)	Assumes hotels were acquired on January 1, 2018.
(2)	Percentages are calculated based on unrounded numbers.

11 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – 2020 TTM

The financial information below is for the 53 consolidated hotels owned as of March 31, 2020.

	Three Months Ended				TTM	Full Year
(unaudited, in millions)	June 30,	September 30,	December 31,	March 31,	March 31,	December 31,
	2019	2019	2019	2020	2020	2019
Net income (loss)	$84	$9	$126	$(689)	$(470)	$316
Depreciation and amortization expense	61	61	80	75	277	264
Interest income	(2)	(2)	(1)	(1)	(6)	(6)
Interest expense	33	33	42	40	148	140
Income tax expense	5	—	23	10	38	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	7	7	4	5	23	23
EBITDA	188	108	274	(560)	10	772
Loss (gain) on sales of assets, net	12	(1)	1	(62)	(50)	(19)
Gain on sale of investments in affiliates(1)	—	—	(44)	—	(44)	(44)
Loss (gain) on foreign currency transactions	—	2	(1)	2	3	1
Acquisition costs	6	59	5	1	71	70
Severance expense	1	—	—	2	3	2
Share-based compensation expense	4	4	4	2	14	16
Casualty loss (gain) and impairment loss, net	—	8	(26)	694	676	(18)
Other items	(4)	—	10	3	9	6
Adjusted EBITDA	207	180	223	82	692	786
Add: Adjusted EBITDA from hotels acquired(2)	53	39	—	—	92	129
Less: Adjusted EBITDA from hotels disposed of	(14)	(5)	(6)	(1)	(26)	(37)
Less: Adjusted EBITDA from investments in affiliates disposed of	(1)	(1)	—	—	(2)	(2)
Pro-forma Adjusted EBITDA(2)	245	213	217	81	756	876
Less: Adjusted EBITDA from investments in affiliates	(11)	(8)	(6)	(4)	(29)	(35)
Add: All other(3)	14	12	12	13	51	53
Pro-forma Hotel Adjusted EBITDA(2)	$248	$217	$223	$90	$778	$894

__________________________________

(1)	Included in other gain (loss), net in the consolidated statement of operations.
(2)	Assumes hotels were acquired on January 1, 2018.
(3)

Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statement of operations.

12 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – 2019 TTM

The financial information below is for the 53 consolidated hotels owned as of March 31, 2020.

	Three Months Ended				TTM	Full Year
(unaudited, in millions)	June 30,	September 30,	December 31,	March 31,	March 31,	December 31,
	2018	2018	2018	2019	2019	2018
Net income	$218	$55	$55	$97	$425	$477
Depreciation and amortization expense	69	69	69	62	269	277
Interest income	(1)	(2)	(2)	(1)	(6)	(6)
Interest expense	31	32	33	32	128	127
Income tax (benefit) expense	13	—	10	7	30	23
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	8	6	5	24	26
EBITDA	335	162	171	202	870	924
(Gain) loss on sales of assets, net	(7)	(2)	2	(31)	(38)	(96)
(Gain) loss on sale of investments in affiliates(1)	(108)	1	—	—	(107)	(107)
Loss (gain) on foreign currency transactions	4	1	(1)	—	4	3
Transition expense	—	1	—	—	1	3
Severance expense	1	1	—	1	3	2
Share-based compensation expense	4	4	4	4	16	16
Casualty (gain) loss and impairment loss, net	—	(1)	—	—	(1)	(1)
Other items	(1)	1	8	—	8	10
Adjusted EBITDA	228	168	184	176	756	754
Add: Adjusted EBITDA from hotels acquired(2)	55	49	41	37	182	181
Less: Adjusted EBITDA from hotels disposed of	(21)	(13)	(15)	(12)	(61)	(70)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(1)	—	—	(3)	(5)
Pro-forma Adjusted EBITDA(2)	260	203	210	201	874	860
Less: Adjusted EBITDA from investments in affiliates	(11)	(9)	(11)	(10)	(41)	(42)
Add: All other(3)	14	13	13	15	55	52
Pro-forma Hotel Adjusted EBITDA(2)	$263	$207	$212	$206	$888	$870

__________________________________

(1)	Included in other gain (loss), net in the consolidated statement of operations.
(2)	Assumes hotels were acquired on January 1, 2018.
(3)

Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statement of operations.

13 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Revenues – 2020 and 2019 TTM

The financial information below is for the 53 consolidated hotels owned as of March 31, 2020.

	Three Months Ended				TTM	Full Year
(unaudited, in millions)	June 30,	September 30,	December 31,	March 31,	March 31,	December 31,
	2019	2019	2019	2020	2020	2019
Total Revenues	$703	$672	$810	$599	$2,784	$2,844
Less: Other revenue	(19)	(22)	(18)	(19)	(78)	(77)
Add: Revenues from hotels acquired(1)	151	125	—	—	276	406
Less: Revenues from hotels disposed of	(44)	(25)	(26)	(6)	(101)	(143)
Pro-forma Hotel Revenues(1)	$791	$750	$766	$574	$2,881	$3,030

	Three Months Ended				TTM	Full Year
(unaudited, dollars in millions)	June 30,	September 30,	December 31,	March 31,	March 31,	December 31,
	2018	2018	2018	2019	2019	2018
Total Revenues	$731	$652	$686	$659	$2,728	$2,737
Less: Other revenue	(17)	(19)	(19)	(18)	(73)	(72)
Add: Revenues from hotels acquired(1)	152	148	134	130	564	561
Less: Revenues from hotels disposed of	(79)	(67)	(69)	(48)	(263)	(304)
Pro-forma Hotel Revenues(1)	$787	$714	$732	$723	$2,956	$2,922

__________________________________

(1)	Assumes hotels were acquired on January 1, 2018.

14 |

Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended
	March 31,
	2020	2019
Corporate general and administrative expenses	$16	$17
Less:
Share-based compensation expense	2	4
Severance expense	2	1
G&A, excluding expenses not included in Adjusted EBITDA	$12	$12

15 |

Supplementary Financial Information (continued)

Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio

(unaudited, in millions)	March 31, 2020	December 31, 2019
Debt	$4,870	$3,871
Add: unamortized deferred financing costs and discount	17	18
Less: unamortized premium	(3)	(3)
Long-term debt, including current maturities and excluding unamortized deferred financing cost, premiums and discounts	4,884	3,886
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	225	225
Less: cash and cash equivalents	(1,304)	(346)
Less: restricted cash	(38)	(40)
Net debt	$3,767	$3,725
Pro-forma Adjusted EBITDA(1)	$756	$876
Net debt to Pro-forma Adjusted EBITDA ratio	5.0x	4.3x

________________________________

(1)	See slide 12 for Pro-forma Adjusted EBITDA at March 31, 2020 and December 31, 2019. Pro-forma Adjusted EBITDA excludes results from disposed hotels.

16 |

Portfolio and Operating Metrics

Portfolio and Operating Metrics Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando GolfClub

17 |

Portfolio and Operating Metrics

Hotel Portfolio as of May 11, 2020

Hotel Name	Total Rooms	Rooms Available	Operating Status	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	—	Suspended	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	—	Suspended	San Francisco	130,000	Fee Simple	100%	$725	(1)
New York Hilton Midtown	1,878	—	Suspended	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	—	Suspended	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	—	Suspended	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	—	Suspended	San Francisco	30,000	Fee Simple	100%	—	(1)
Hilton Orlando Bonnet Creek	1,009	—	Suspended	Orlando	122,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	—	Suspended	Seattle	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	—	Suspended	Orlando	78,000	Leasehold	100%	—
Caribe Hilton	652	—	Suspended	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	—	Suspended	Hawaii	235,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	252	Open	Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Denver City Center	613	—	Suspended	Denver	50,000	Fee Simple	100%	$60
Hilton Boston Logan Airport	604	604	Open	Boston	30,000	Leasehold	100%	—
W Chicago - Lakeshore	520	240	Open	Chicago	21,000	Fee Simple	100%	—
Hilton Miami Airport	508	—	Suspended	Miami	32,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	90	Open	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	—	Suspended	Boston	30,000	Fee Simple	100%	$140
Waldorf Astoria Orlando	502	—	Suspended	Orlando	52,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	499	Open	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	181	Open	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	332	Open	Washington, D.C.	27,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	—	Suspended	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	420	Open	Boston	34,000	Fee Simple	100%	—
W Chicago - City Center	403	—	Suspended	Chicago	13,000	Fee Simple	100%	$78
Hilton Seattle Airport & Conference Center	396	305	Open	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	—	Suspended	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	375	Open	Other U.S.	21,000	Fee Simple	10%	$12
Hilton Santa Barbara Beachfront Resort	360	63	Open	Southern California	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	186	Open	Other U.S.	16,000	Leasehold	100%	—
Le Meridien San Francisco	360	—	Suspended	San Francisco	13,000	Fee Simple	100%	—
JW Marriott San Francisco Union Square	344	136	Open	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	143	Open	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	—	Suspended	Other U.S.	14,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	—	Suspended	Key West	23,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	—	Suspended	Southern California	24,000	Leasehold	100%	—

(1)	Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.

18 |

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of May 11, 2020

Hotel Name	Total Rooms	Rooms Available	Operating Status	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	—	Suspended	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	—	Suspended	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	—	Suspended	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	—	Suspended	Other U.S.	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	211	Open	Chicago	3,000	Fee Simple	100%	—
Hotel Indigo San Diego Gaslamp Quarter	210	—	Suspended	Southern California	6,000	Fee Simple	100%	—
Courtyard Washington Capitol Hill/Navy Yard	204	201	Open	Washington, D.C.	2,000	Fee Simple	100%	—
Homewood Suites by Hilton Seattle Convention Center Pike Street	195	70	Open	Seattle	1,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	—	Suspended	Southern California	3,000	Fee Simple	100%	$28
Embassy Suites Phoenix Airport	182	—	Suspended	Other U.S.	5,000	Leasehold	100%	—
Hotel Adagio, Autograph Collection	171	—	Suspended	San Francisco	4,000	Fee Simple	100%	—
Hilton Garden Inn LAX/El Segundo	162	—	Suspended	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	—	Suspended	Other U.S.	6,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	—	Suspended	Key West	22,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	131	45	Open	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	—	Suspended	Chicago	2,000	Fee Simple	100%	—
W New Orleans - French Quarter	97	—	Suspended	New Orleans	1,000	Fee Simple	100%	—
Total Consolidated Portfolio (53 Hotels)	28,931	4,353			2,162,000			$2,513

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	253	Open	Orlando	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	—	Suspended	San Diego	165,000	Leasehold	25%	$55
Capital Hilton	550	—	Suspended	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	53	Open	Other U.S.	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	—	Suspended	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	261	Open	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	115	Open	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Portfolio	4,297	682			483,000			$225

TOTAL PARK HOTELS & RESORTS PORTFOLIO (60 Hotels)	33,228	5,035			2,645,000			$2,738

(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

19 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q1 2020 vs. Q1 2019

(unaudited)			Pro-forma ADR(1)			Pro-forma Occupancy(1)				Pro-forma RevPAR(1)			Pro-forma Total RevPAR(1)
	Hotels	Rooms	1Q20	1Q19	Change(2)	1Q20	1Q19	Change		1Q20	1Q19	Change(2)	1Q20	1Q19	Change(2)
Hawaii	2	3,507	$261.58	$255.24	2.5%	77.1%	90.1%	(13.0)%	pts	$201.75	$229.88	(12.2)%	$351.30	$389.68	(9.8)%
San Francisco	6	4,136	313.97	325.68	(3.6)	61.8	88.1	(26.3)		194.10	287.09	(32.4)	265.08	371.20	(28.6)
Orlando	3	2,325	243.63	230.25	5.8	64.1	86.1	(22.0)		156.23	198.33	(21.2)	332.19	414.25	(19.8)
New Orleans	2	1,719	217.74	218.14	(0.2)	54.5	76.5	(22.0)		118.75	166.99	(28.9)	209.42	287.35	(27.1)
Boston	3	1,536	164.25	180.14	(8.8)	61.4	76.6	(15.2)		100.81	138.01	(27.0)	146.87	198.10	(25.9)
New York	1	1,878	207.00	227.91	(9.2)	61.1	79.1	(18.0)		126.53	180.26	(29.8)	228.72	308.07	(25.8)
Southern California	7	2,145	175.65	176.65	(0.6)	67.6	82.2	(14.6)		118.69	145.19	(18.3)	183.96	225.14	(18.3)
Chicago	5	2,806	140.73	139.81	0.7	39.3	55.3	(16.0)		55.31	77.26	(28.4)	95.72	134.03	(28.6)
Key West	2	461	476.09	464.03	2.6	74.8	90.7	(15.9)		355.88	420.58	(15.4)	519.95	597.85	(13.0)
Denver	1	613	156.59	163.18	(4.0)	61.2	74.6	(13.4)		95.87	121.82	(21.3)	147.97	187.77	(21.2)
Miami	2	901	243.45	237.08	2.7	75.2	90.9	(15.7)		183.13	215.47	(15.0)	246.05	292.73	(15.9)
Washington, D.C.	3	1,289	159.14	162.85	(2.3)	54.5	69.0	(14.5)		86.71	112.41	(22.9)	126.83	161.22	(21.3)
Seattle	3	1,441	129.96	140.79	(7.7)	62.2	76.5	(14.3)		80.81	107.63	(24.9)	119.05	155.36	(23.4)
Other	13	4,174	177.28	182.83	(3.0)	60.3	63.2	(2.9)		106.95	115.56	(7.5)	154.68	169.32	(8.6)
All Markets	53	28,931	$220.90	$226.46	(2.5)%	61.7%	77.7%	(16.0)%	pts	$136.27	$175.97	(22.6)%	$218.17	$273.27	(20.2)%

(1)	Assumes hotels were acquired on January 1, 2019.
(2)	Calculated based on unrounded numbers.

20 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q1 2020 vs. Q1 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA(1)			Pro-forma Hotel Revenue(1)			Pro-forma Hotel Adjusted EBITDA Margin(1)
	Hotels	Rooms	1Q20	1Q19	Change(2)	1Q20	1Q19	Change(2)	1Q20	1Q19	Change
Hawaii	2	3,507	$34	$51	(33.1)%	$112	$139	(19.5)%	30.3%	36.5%	(620)	bps
San Francisco	6	4,136	21	48	(56.7)	100	$138	(27.8)	21.0	35.0	(1,400)
Orlando	3	2,325	22	35	(37.8)	70	$87	(18.9)	30.7	40.0	(930)
New Orleans	2	1,719	10	18	(46.4)	33	$44	(26.3)	29.8	41.0	(1,120)
Boston	3	1,536	1	5	(83.9)	21	$27	(24.8)	4.2	19.7	(1,550)
New York	1	1,878	(16)	(2)	(639.8)	39	$52	(24.9)	(40.2)	(4.1)	(3,610)
Southern California	7	2,145	7	12	(42.2)	36	$44	(17.2)	19.3	27.6	(830)
Chicago	5	2,806	(11)	(5)	(109.3)	24	$34	(27.8)	(46.9)	(16.2)	(3,070)
Key West	2	461	8	11	(27.6)	22	$25	(12.1)	37.6	45.7	(810)
Denver	1	613	2	4	(54.7)	8	$10	(20.3)	19.4	34.1	(1,470)
Miami	2	901	8	11	(24.1)	20	$24	(15.0)	41.5	46.5	(500)
Washington, D.C.	3	1,289	—	3	(88.6)	15	$19	(20.5)	2.3	16.2	(1,390)
Seattle	3	1,441	—	3	(98.8)	16	$20	(22.5)	0.2	15.4	(1,520)
Other	13	4,174	4	12	(53.2)	58	$60	(1.7)	7.0	19.3	(1,230)
All Markets	53	28,931	$90	$206	(56.4)%	$574	$723	(20.5)%	15.6%	28.4%	(1,280)	bps

(1)	Assumes hotels were acquired on January 1, 2019.
(2)	Calculated based on unrounded numbers.

21 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q1 2020 vs. Q1 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		1Q20	1Q19	Change(1)	1Q20	1Q19	Change		1Q20	1Q19	Change(1)	1Q20	1Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$260.12	$260.34	(0.1)%	76.4%	92.5%	(16.1)%	pts	$198.86	$240.99	(17.5)%	$323.38	$386.99	(16.4)%
2	Hilton Waikoloa Village	267.75	240.69	11.2	80.1	83.6	(3.5)		214.52	201.24	6.6	474.69	396.59	19.7
3	Hilton San Francisco Union Square	307.84	320.01	(3.8)	59.1	85.0	(25.9)		181.85	271.96	(33.1)	277.93	383.65	(27.6)
4	Parc 55 San Francisco - a Hilton Hotel	290.78	309.13	(5.9)	60.7	87.7	(27.0)		176.36	270.94	(34.9)	209.06	308.89	(32.3)
5	Le Meridien San Francisco	349.46	357.60	(2.3)	67.6	93.0	(25.4)		236.34	332.61	(28.9)	292.12	398.36	(26.7)
6	JW Marriott San Francisco Union Square	441.71	424.88	4.0	67.1	92.4	(25.3)		296.34	392.35	(24.5)	399.05	522.54	(23.6)
7	Hyatt Centric Fisherman's Wharf	231.67	256.98	(9.9)	68.2	97.4	(29.2)		158.03	250.28	(36.9)	205.26	316.31	(35.1)
8	Hotel Adagio, Autograph Collection	322.84	345.32	(6.5)	65.0	90.9	(25.9)		210.00	314.17	(33.2)	240.45	344.40	(30.2)
9	Hilton Orlando Bonnet Creek	232.21	223.66	3.8	62.7	85.4	(22.7)		145.64	191.00	(23.7)	355.59	457.91	(22.3)
10	Waldorf Astoria Orlando	366.88	334.46	9.7	59.3	78.3	(19.0)		217.42	261.81	(17.0)	425.08	514.18	(17.3)
11	Hilton Orlando Lake Buena Vista	191.10	183.10	4.4	68.9	91.9	(23.0)		131.61	168.26	(21.8)	245.88	298.51	(17.6)
12	Hilton New Orleans Riverside	214.19	215.74	(0.7)	54.1	76.1	(22.0)		115.80	164.10	(29.4)	206.79	285.74	(27.6)
13	Hyatt Regency Boston	158.02	175.14	(9.8)	70.3	91.3	(21.0)		111.14	159.91	(30.5)	152.26	212.83	(28.5)
14	Hilton Boston Logan Airport	169.07	194.42	(13.0)	66.1	77.5	(11.4)		111.78	150.65	(25.8)	155.05	208.12	(25.5)
15	Boston Marriott Newton	165.71	162.79	1.8	44.3	58.3	(14.0)		73.34	94.79	(22.6)	129.09	166.94	(22.7)
16	New York Hilton Midtown	207.00	227.91	(9.2)	61.1	79.1	(18.0)		126.53	180.26	(29.8)	228.72	308.07	(25.8)
17	Hilton Santa Barbara Beachfront Resort	237.70	233.48	1.8	60.6	75.8	(15.2)		144.16	177.14	(18.6)	245.92	294.11	(16.4)
18	Hyatt Regency Mission Bay Spa and Marina	168.64	164.08	2.8	57.4	73.5	(16.1)		96.72	120.45	(19.7)	191.98	239.05	(19.7)
19	Hotel Indigo San Diego Gaslamp Quarter	194.57	199.27	(2.4)	73.5	85.9	(12.4)		142.92	171.01	(16.4)	173.02	202.07	(14.4)
20	Hilton Checkers Los Angeles	230.85	231.69	(0.4)	65.6	76.2	(10.6)		151.44	176.49	(14.2)	176.55	202.45	(12.8)
21	Hilton Chicago	129.22	138.29	(6.6)	37.2	54.8	(17.6)		48.03	75.72	(36.6)	107.92	158.86	(32.1)
22	W Chicago - City Center	211.19	190.17	11.1	45.5	58.4	(12.9)		96.20	111.19	(13.5)	119.94	147.51	(18.7)
23	W Chicago - Lakeshore	137.36	124.84	10.0	34.6	45.8	(11.2)		47.55	57.15	(16.8)	60.67	76.89	(21.1)
24	Casa Marina, A Waldorf Astoria Resort	499.01	476.63	4.7	74.9	91.5	(16.6)		373.54	436.07	(14.3)	550.34	625.86	(12.1)
25	The Reach Key West, Curio Collection	428.35	437.15	(2.0)	74.5	88.8	(14.3)		319.27	388.48	(17.8)	456.93	539.76	(15.3)
26	Hilton Denver City Center	156.59	163.18	(4.0)	61.2	74.6	(13.4)		95.87	121.82	(21.3)	147.97	187.77	(21.2)
27	Royal Palm South Beach Miami	295.51	276.66	6.8	78.4	96.9	(18.5)		231.58	268.03	(13.6)	308.60	356.46	(13.4)
28	DoubleTree Hotel Washington DC – Crystal City	143.86	150.08	(4.1)	48.6	62.4	(13.8)		69.86	93.66	(25.4)	90.55	127.73	(29.1)
29	DoubleTree Hotel San Jose	206.85	231.69	(10.7)	63.6	83.4	(19.8)		131.50	193.12	(31.9)	203.38	274.48	(25.9)
30	Juniper Hotel Cupertino, Curio Collection	248.07	272.68	(9.0)	57.8	79.9	(22.1)		143.40	217.82	(34.2)	175.92	257.62	(31.7)
	Sub-total Core Hotels	$242.68	$246.20	(1.4)%	61.4%	80.2%	(18.8)%	pts	$148.93	$197.43	(24.6)%	$243.38	$311.35	(21.8)%

	All Other Hotels	$159.19	$160.04	(0.5)%	62.6%	70.3%	(7.7)%	pts	$99.68	$112.58	(11.5)%	$145.30	$160.84	(9.7)%
	Total Consolidated Portfolio(2)	$220.90	$226.46	(2.5)%	61.7%	77.7%	(16.0)%	pts	$136.27	$175.97	(22.6)%	$218.17	$273.27	(20.2)%

(1)	Calculated based on unrounded numbers.
(2)	Assumes hotels were acquired on January 1, 2019.

22 |

Portfolio and Operating Metrics (continued)

Core Hotels: Q1 2020 vs. Q1 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		1Q20	1Q19	Change(1)	1Q20	1Q19	Change(1)	1Q20	1Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$28	$39	(29.1)%	$84	$100	(15.5)%	32.5%	38.7%	(620)	bps
2	Hilton Waikoloa Village	7	12	(45.9)	28	40	(29.5)	23.7	30.9	(720)
3	Hilton San Francisco Union Square	10	22	(57.9)	49	66	(26.8)	19.8	34.5	(1,470)
4	Parc 55 San Francisco - a Hilton Hotel	3	10	(66.7)	19	28	(31.6)	17.1	35.1	(1,800)
5	Le Meridien San Francisco	3	5	(42.3)	10	13	(25.9)	30.4	39.1	(870)
6	JW Marriott San Francisco Union Square	4	5	(36.0)	12	16	(22.8)	28.0	33.8	(580)
7	Hyatt Centric Fisherman's Wharf	—	3	(81.7)	6	9	(34.4)	8.3	29.7	(2,140)
8	Hotel Adagio, Autograph Collection	1	2	(53.7)	4	5	(29.4)	29.4	44.9	(1,550)
9	Hilton Orlando Bonnet Creek	11	17	(37.1)	33	42	(21.5)	34.2	42.7	(850)
10	Waldorf Astoria Orlando	5	9	(39.8)	19	23	(16.4)	26.6	36.9	(1,030)
11	Hilton Orlando Lake Buena Vista	5	8	(37.1)	18	22	(16.7)	28.5	37.8	(930)
12	Hilton New Orleans Riverside	10	17	(45.7)	31	42	(26.8)	31.3	42.2	(1,090)
13	Hyatt Regency Boston	1	3	(78.6)	7	10	(27.7)	8.2	27.8	(1,960)
14	Hilton Boston Logan Airport	—	2	(97.0)	9	11	(24.2)	0.6	15.2	(1,460)
15	Boston Marriott Newton	—	1	(75.8)	5	6	(21.8)	4.8	15.5	(1,070)
16	New York Hilton Midtown	(16)	(2)	(639.8)	39	52	(24.9)	(40.2)	(4.1)	(3,610)
17	Hilton Santa Barbara Beachfront Resort	2	3	(28.7)	8	10	(15.5)	28.1	33.3	(520)
18	Hyatt Regency Mission Bay Spa and Marina	—	1	(68.8)	8	9	(18.0)	5.6	14.8	(920)
19	Hotel Indigo San Diego Gaslamp Quarter	1	2	(23.5)	3	4	(13.4)	36.2	41.0	(480)
20	Hilton Checkers Los Angeles	1	1	(29.6)	3	4	(11.8)	21.9	27.5	(560)
21	Hilton Chicago	(8)	(3)	(143.4)	15	22	(31.3)	(51.2)	(14.4)	(3,680)
22	W Chicago - City Center	(1)	—	(74.6)	4	5	(17.8)	(17.6)	(8.3)	(930)
23	W Chicago - Lakeshore	(3)	(2)	(18.3)	3	4	(20.2)	(94.8)	(63.9)	(3,090)
24	Casa Marina, A Waldorf Astoria Resort	6	8	(21.5)	16	18	(11.1)	40.2	45.5	(530)
25	The Reach Key West, Curio Collection	2	3	(42.3)	6	7	(14.4)	30.9	45.8	(1,490)
26	Hilton Denver City Center	2	4	(54.7)	8	10	(20.3)	19.4	34.1	(1,470)
27	Royal Palm South Beach Miami	5	6	(17.2)	11	13	(12.5)	46.7	49.4	(270)
28	DoubleTree Hotel Washington DC – Crystal City	(1)	1	(234.6)	5	7	(28.3)	(14.0)	7.4	(2,140)
29	DoubleTree Hotel San Jose	2	4	(52.6)	9	12	(25.1)	18.9	29.9	(1,100)
30	Juniper Hotel Cupertino, Curio Collection	1	2	(62.1)	4	5	(31.0)	20.7	37.8	(1,710)
	Sub-total Core Hotels	$81	$183	(55.6)%	$476	$615	(22.6)%	17.1%	29.8%	(1,270)	bps

	All Other Hotels	$9	$23	(62.6)%	$98	$108	(8.6)%	8.5%	20.7%	(1,220)	bps
	Total Consolidated Portfolio(2)	$90	$206	(56.4)%	$574	$723	(20.5)%	15.6%	28.4%	(1,280)	bps

(1)	Calculated based on unrounded numbers.
(2)	Assumes hotels were acquired on January 1, 2019.

23 |

Properties Acquired & Sold

Acquisitions & W New Orleans French Quarter

24 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count

Chesapeake Lodging Trust Acquisition (1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection	San Francisco, CA	171
W New Orleans – French Quarter	New Orleans, LA	97
		5,981

(1)	Chesapeake acquisition closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)	Sold in December 2019.

25 |

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:

Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio - 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio - 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0

2018 Total			3,193	$519.0

2019 Sales:

Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0

Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
			591	65.0

Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0

2019 Total			2,597	$496.9

2020 Sales:

Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4

2020 Total			700	$207.9

Grand Total(4)			6,490	$1,223.8

(1)	The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro rata share.
(2)	Hotels were sold as a portfolio in the same transaction.
(3)	The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro rata share.
(4)	To date, Park has sold a total of 23 hotels. In addition, in December 2019, Park terminated the ground lease on the Hilton Sheffield Hotel.

26 |

Liquidity and Capital Structure

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

27 |

Liquidity and Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of March 31, 2020
Fixed Rate Debt
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$12
Mortgage loan	Hilton Denver City Center	4.90%	August 2022(1)	60
Mortgage loan	Hilton Checkers Los Angeles	4.11%	March 2023	28
Mortgage loan	W Chicago - City Center	4.25%	August 2023	78
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	140
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
Finance lease obligations		3.07%	2021 to 2022	1
Total Fixed Rate Debt		4.19%(2)		2,484

Variable Rate Debt
Revolving credit facility	Unsecured	L + 1.60%	December 2021(3)	1,000
2016 Term Loan(4)	Unsecured	L + 1.55%	December 2021	700
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022(5)	30
2019 Term Facility(6)	Unsecured	L + 1.50%	September 2024	670
Total Variable Rate Debt		2.49%(2)		2,400

Add: unamortized premium				3
Less: unamortized deferred financing costs and discount				(17)
Total Debt(7)		3.39%(2)		$4,870

(1)	The loan matures in August 2042 but is callable by the lender in August 2022.
(2)	Calculated on a weighted average basis.
(3)	Park exercised both six-month extension options in May 2020 to extend the maturity date to December 2021.
(4)	The 2016Term Loan was entered into in December 2016, with a maturity date of December 2021.
(5)	Assumes the exercise of all extensions that are exercisable solely at Park’s option.
(6)

In August 2019, the Company, Park Intermediate Holdings LLC and PK Domestic entered into a credit agreement with Bank of America, N.A. and certain other lenders, providing a $950 million unsecured delayed draw term loan facility (the “2019 Term Facility”), with the $850 million, five-year delayed draw term loan tranche fully drawn on September 18, 2019 to fund the Merger.  The $100 million, two-year delayed draw term loan tranche was unfunded and the commitments thereunder terminated on September 18, 2019. On December 31, 2019, we prepaid $180 million of the 2019 Term Facility.

(7)	Excludes $225 million of Park’s share of debt of its unconsolidated joint ventures.

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Liquidity and Capital Structure

Credit Facility Amendments

•	Park amended its credit and term loan facilities to:
▪	suspend compliance with all existing financial covenants tested through and including March 31, 2021
▪	adjust levels of particular financial covenants after such period

•Additional agreements:

▪	Comply with a monthly minimum liquidity covenant
▪	Pledge equity in certain subsidiaries to secure the facilities (8 assets)
▪	For certain subsidiaries to become guarantors under the facilities

•Exercised its two six-month extension options on its Revolver to extend its maturity to December 31, 2021

•Subject to various exceptions, additional debt covenants restrict:

▪	Dividend and distribution payments (except to the extent required to maintain REIT status)
▪	stock repurchases
▪	prepayments of other indebtedness
▪	capital expenditures
▪	asset dispositions and transfers
▪	investments, including acquisitions or mergers
▪	incurrence of other indebtedness

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Liquidity and Capital Structure

Cash Preservation: Estimated Cash Burn Rate

•	In conjunction with the hotel operators, Park developed low occupancy and suspension estimates to avoid marginal losses and establish trigger points for suspension decisions
•

Based on this work, Park developed hotel working capital needs assuming suspensions for all hotels resulting in an average aggregate hotel funding burn rate of approximately $50 million per month across the portfolio

•	Park’s corporate burn rate will average roughly $20 million per month for the remainder of the year. This includes:
▪	Debt service
▪	Corporate and other non-hotel expenses

•

Based on its current liquidity of $1.2 billion and assuming a total burn rate of roughly $70 million per month, Park currently has approximately 17 months of liquidity under extreme conditions (i.e. all hotels have suspended operations)

•	Park continues to take proactive measures to reduce the near-term burn rate, including deferral of payments, hiring freezes and other cost reduction methods
•

This estimate does not take into account any possible alternative sources of revenue that may arise or payment of cash dividends or other distributions not already declared and paid in 2020, if any.  The estimated cash burn amount has not been reduced by any amount available to Park under existing or future debt facilities, or proceeds from issuance of any additional debt, equity or equity-linked securities

Expense	Average/Month (in millions)
Hotel operations	$50
Debt service	16
Corporate & other non-hotel expenditures	4
Total	$70

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Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

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Definitions

Pro-forma

The Company presents certain data for its consolidated hotels on a pro-forma hotel basis as supplemental information for investors: Pro-forma Hotel Revenues,  Pro-forma RevPAR, Pro-forma Total RevPAR, Pro-forma Occupancy, Pro-forma ADR, Pro-forma Adjusted EBITDA, Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin and Net debt to Pro-forma Adjusted EBITDA ratio. The Company presents pro-forma hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s pro-forma metrics exclude results from property dispositions and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude:

•      Gains or losses on sales of assets for both consolidated and unconsolidated investments;

•      Gains or losses on foreign currency transactions;

•      Transition expense related to the Company’s establishment as an independent, publicly-traded company;

•      Costs associated with hotel acquisitions or dispositions expensed during the period;

•      Severance expense;

•      Share-based compensation expense;

•      Casualty gains or losses;

•      Impairment losses; and

•      Other items that management believes are not representative of the Company’s current or future operating performance.

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels but excluding hotels owned by unconsolidated affiliates and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

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Definitions (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance.  The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS.  The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently.  The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

•      Gains or losses on foreign currency transactions;

•      Transition expense related to the Company’s establishment as an independent, publicly-traded company;

•      Costs associated with hotel acquisitions or dispositions expensed during the period;

•      Severance expense;

•      Share-based compensation expense; and

•      Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio

Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases.

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Definitions (continued)

Average Daily Rate

ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

References to RevPAR, Total RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using current period exchange rates), unless otherwise noted.

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Analyst Coverage

Analyst	Company	Phone	Email
Shaun Kelley	Bank of America	(646) 855-1005	shaun.kelley@baml.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Neil Malkin	Capital One Securities	(571) 633-8191	neil.malkin@capitalone.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Richard Hightower	Evercore ISI	(212) 752-0886	rich.hightower@evercoreisi.com
Stephen Grambling	Goldman Sachs	(212) 902-7832	stephen.grambling@gs.com
Lukas Hartwich	Green Street	(949) 640-8780	lhartwich@greenst.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Brandt Montour	JP Morgan	(212) 622-1111	brandt.a.montour@jpmorgan.com
Brian Dobson	Nomura/Instinet	(212) 310-5416	brian.dobson@instinet.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	SunTrust	(212) 319-3915	patrick.scholes@suntrust.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

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